1801 California St., Suite 5200 Denver, Colorado 80202 (720) 493-4256

December 9, 2021

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Attention:     Gregory V. Nikiforow

Re: Master Custodian and Fund Accounting Agreement

Ladies and Gentlemen:

Reference is made to a Master Custodian and Fund Accounting Agreement dated January 1, 2011, as amended (the “Custodian Agreement”) by and among each registered investment management company party thereto (referred to therein as a “Fund”) and State Street Bank and Trust Company (“State Street”).

In accordance with Section 19.6, the Additional Portfolios provision, of the Custodian Agreement, the undersigned hereby requests that State Street act as Custodian for each separate series of each Fund as listed on Appendix A-1 attached hereto (“Portfolios”) under the terms of the Custodian Agreement. In connection with such request, the undersigned hereby confirms to you, as of the date hereof, its representations and warranties set forth in Section 19.7 of the Custodian Agreement.

Kindly indicate your acceptance of the foregoing by executing two (2) copies of this letter agreement, returning one and retaining one for your records.

Sincerely,

Transamerica Funds

Transamerica Series Trust

Transamerica Asset Allocation Variable Funds

Transamerica Collective Trust Funds

Transamerica Asset Allocation Collective Trust

Funds Transamerica Global Allocation Liquidating Trust

By:	/c/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Vice President and Chief Investment Officer, Advisory Services

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Gregory V. Nikiforow
Name:	Gregory V. Nikiforow
Title:	Vice President and Global Relationship Manager, Institutional Services

Effective Date: December 10, 2021

APPENDIX A - 1

As of December 10, 2021

TRANSAMERICA FUNDS
FUND NAME
Transamerica ClearTrack® 2015
Transamerica ClearTrack® 2020
Transamerica ClearTrack® 2025
Transamerica ClearTrack® 2030
Transamerica ClearTrack® 2035
Transamerica ClearTrack® 2040
Transamerica ClearTrack® 2045
Transamerica ClearTrack® 2050
Transamerica ClearTrack® 2055
Transamerica ClearTrack® 2060
Transamerica ClearTrack® Retirement Income
Transamerica Asset Allocation–Conservative Portfolio
Transamerica Asset Allocation–Growth Portfolio
Transamerica Asset Allocation Intermediate Horizon
Transamerica Asset Allocation Long Horizon
Transamerica Asset Allocation–Moderate Growth Portfolio
Transamerica Asset Allocation–Moderate Portfolio
Transamerica Asset Allocation Short Horizon
Transamerica Balanced II
Transamerica Bond
Transamerica Capital Growth
Transamerica Core Bond
Transamerica Emerging Markets Debt
Transamerica Emerging Markets Opportunities
Transamerica Energy Infrastructure (formerly, Transamerica MLP & Energy Income)
Transamerica Floating Rate
Transamerica Government Money Market
Transamerica High Quality Bond
Transamerica High Yield Bond
Transamerica High Yield ESG
Transamerica High Yield Muni
Transamerica Inflation Opportunities
Transamerica Inflation-Protected Securities
Transamerica Intermediate Bond
Transamerica Intermediate Muni
Transamerica International Equity
Transamerica International Focus (formerly, Transamerica International Growth)
Transamerica International Small Cap Value
Transamerica International Stock
Transamerica Large Cap Value
Transamerica Large Core
Transamerica Large Growth
Transamerica Large Value Opportunities
Transamerica Mid Cap Growth
Transamerica Mid Cap Value
Transamerica Mid Cap Value Opportunities
Transamerica Multi-Asset Income
Transamerica Multi-Managed Balanced
Transamerica Short-Term Bond
Transamerica Small Cap Growth
Transamerica Small Cap Value
Transamerica Small/Mid Cap Value
Transamerica Stock Index
Transamerica Sustainable Bond

Transamerica Sustainable Equity Income (formerly, Transamerica Dividend Focused)
Transamerica Total Return
Transamerica Unconstrained Bond
Transamerica US Growth

TRANSAMERICA SERIES TRUST
Fund Name
Transamerica 60/40 Allocation VP
Transamerica Aegon High Yield Bond VP
Transamerica Aegon Sustainable Equity Income VP (formerly, Transamerica Barrow Hanley Dividend Focused VP)
Transamerica Aegon U.S. Government Securities VP
Transamerica American Funds Managed Risk VP
Transamerica BlackRock Global Real Estate Securities VP
Transamerica BlackRock Government Money Market VP
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP (formerly, Transamerica QS Investors Active Asset Allocation - Conservative VP)
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP (formerly, Transamerica QS Investors Active Asset Allocation - Moderate Growth VP)
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP (formerly, Transamerica QS Investors Active Asset Allocation - Moderate VP)
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP (formerly, Transamerica Legg Mason Dynamic Allocation – Balanced VP)
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP (formerly, Transamerica Legg Mason Dynamic Allocation – Growth VP
Transamerica BlackRock iShares Edge 40 VP
Transamerica BlackRock iShares Edge 50 VP
Transamerica BlackRock iShares Edge 75 VP
Transamerica BlackRock iShares Edge 100 VP
Transamerica BlackRock Tactical Allocation VP
Transamerica Goldman Sachs 70/30 Allocation VP
Transamerica International Focus VP (formerly, Transamerica International Growth VP)
Transamerica Janus Balanced VP
Transamerica Janus Mid-Cap Growth VP
Transamerica JPMorgan Asset Allocation – Conservative VP
Transamerica JPMorgan Asset Allocation – Growth VP
Transamerica JPMorgan Asset Allocation – Moderate Growth VP
Transamerica JPMorgan Asset Allocation – Moderate VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan International Moderate Growth VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Madison Diversified Income VP
Transamerica Managed Risk – Balanced ETF VP
Transamerica Managed Risk – Conservative ETF VP
Transamerica Managed Risk – Growth ETF VP
Transamerica Market Participation Strategy VP
Transamerica Morgan Stanley Capital Growth VP
Transamerica Morgan Stanley Global Allocation VP
Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP
Transamerica MSCI EAFE Index VP
Transamerica Multi-Managed Balanced VP
Transamerica PIMCO Tactical – Balanced VP

Transamerica PIMCO Tactical – Conservative VP
Transamerica PIMCO Tactical – Growth VP
Transamerica PIMCO Total Return VP
Transamerica PineBridge Inflation Opportunities VP
Transamerica ProFund UltraBear VP
Transamerica Rothschild & Co Large Cap Value VP (formerly, Transamerica Levin Large Cap Value VP)
Transamerica S&P 500 Index VP
Transamerica Small/Mid Cap Value VP
Transamerica T.Rowe Price Small Cap VP
Transamerica TS&W International Equity VP
Transamerica WMC US Growth VP

TRANSAMERICA COLLECTIVE TRUST FUNDS
Fund Name
Transamerica Government Money Market – Collective Trust Fund
Transamerica High Quality Bond – Collective Trust Fund
Transamerica High Yield Bond – Collective Trust Fund
Transamerica Inflation-Protected Securities – Collective Trust Fund
Transamerica Intermediate Bond – Collective Trust Fund
Transamerica International Equity – Collective Trust Fund
Transamerica Large Core – Collective Trust Fund
Transamerica Large Growth – Collective Trust Fund
Transamerica Large Value Opportunities – Collective Trust Fund
Transamerica Mid Cap Growth – Collective Trust Fund
Transamerica Mid Cap Value Opportunities – Collective Trust Fund
Transamerica Small Cap Growth – Collective Trust Fund
Transamerica Small Cap Value – Collective Trust Fund
Transamerica Stock Index Fund – Collective Trust Fund

TRANSAMERICA ASSET ALLOCATION COLLECTIVE TRUST FUNDS
Fund Name
Transamerica Asset Allocation – Short Horizon – Collective Trust Fund
Transamerica Asset Allocation – Short/Intermediate Horizon – Collective Trust Fund
Transamerica Asset Allocation – Intermediate Horizon – Collective Trust Fund
Transamerica Asset Allocation – Intermediate/long Horizon – Collective Trust Fund
Transamerica Asset Allocation – Long Horizon – Collective Trust Fund

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS
Fund Name
Transamerica Asset Allocation – Intermediate Horizon Subaccount
Transamerica Asset Allocation – Intermediate/Long Horizon Subaccount
Transamerica Asset Allocation – Short Horizon Subaccount

Transamerica Global Allocation Liquidating Trust